UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2005

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As discussed in Item 5.02 of this Form 8-K, on May 18, 2005, James H. Prince announced his resignation as Executive Vice President and Chief Financial Officer of the Company effective August 1, 2005. On May 21, 2005, Kenneth H. Beer accepted the appointment as Senior Vice President and Chief Financial Officer effective August 1, 2005, and we entered into a letter agreement with Mr. Beer on such date.

The letter agreement sets forth Mr. Beer’s salary, grants of restricted stock and stock options and other customary terms and provisions. A copy of the letter agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 18, 2005, James H. Prince announced his resignation as Executive Vice President and Chief Financial Officer of the Company effective August 1, 2005. On May 21, 2005, Kenneth H. Beer, 47, accepted the appointment as Senior Vice President and Chief Financial Officer effective August 1, 2005, and we entered into a letter agreement with Mr. Beer on such date. The letter agreement sets forth Mr. Beer’s salary, grants of restricted stock and stock options and other customary terms and provisions. A copy of the letter agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Mr. Beer is currently a partner at the investment banking firm of Johnson Rice & Company, where he has served as director of research and a senior energy analyst for the firm since 1992. Johnson Rice & Company was an initial purchaser of Stone’s 6¾% Senior Subordinated Notes due 2014 in December 2004, for which it received customary fees.

Item 7.01.	Regulation FD Disclosure.

On May 23, 2005, we issued a press release announcing Mr. Prince’s retirement as Executive Vice President and Chief Financial Officer and Mr. Beer’s appointment as Senior Vice President and Chief Financial Officer. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1	Letter Agreement dated May 19, 2005 between the Registrant and Kenneth H. Beer.

99.1	Press release dated May 23, 2005, “Stone Energy Corporation Announces the Retirement of James H. Prince and the Appointment of Kenneth H. Beer as Senior Vice President and CFO.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 24, 2005	By:	/s/ James H. Prince
James H. Prince Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement dated May 19, 2005 between the Registrant and Kenneth H. Beer.

99.1	Press release dated May 23, 2005, “Stone Energy Corporation Announces the Retirement of James H. Prince and the Appointment of Kenneth H. Beer as Senior Vice President and CFO.”